UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2008

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2008, the Board of Directors of Royal Gold, Inc. (the “Board”) appointed William Hayes to serve on the Board. Mr. Hayes will be compensated as a non-employee director of Royal Gold for his service as a director, including an annual retainer of $20,000, board meeting fees of $1,000 per meeting, and an annual grant of 2,500 restricted shares of Royal Gold common stock.

For 18 years, Mr. Hayes served in various officer capacities for Placer Dome, Inc. or its subsidiaries, including most recently from 1999 to 2006, as Executive Vice President for Placer Dome, Inc. for USA and Latin America and as Executive Vice President for Placer Dome, Inc. for Project Development and Corporate Affairs. In 2006, Placer Dome merged with Barrick Gold Corporation. Currently, Mr. Hayes is a member of the board of directors of Antofogasta PLC, with interests in mining, transportation and commercial/retail water transportation and sales, publicly traded on the London Stock Exchange, Antofogasta Minerals, the mining division of Antofogasta PLC, with copper mining and explorations operations in Chile, Bolivia and Peru, and Tethyan Copper Company, a joint venture between Antofogasta and Barrick Gold Corporation. Mr. Hayes also serves as an advisor to the Calista Native Corporation, an Alaskan regional corporation.

A copy of the press release announcing the appointment of Mr. Hayes is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 15, 2008, the Board approved an amendment to Royal Gold's Amended and Restated Bylaws (the “Bylaws”) which became effective as of the same date. The amendment increases the maximum number of directors on the Board from eight to nine. The full text of the amendment to the Amended and Restated Bylaws described above is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and included herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Amendment No. 1 to Amended and Restated Bylaws of Royal Gold, Inc.
99.1	Press Release dated January 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

By: /s/ Karen Gross
Name: Karen Gross
Title: Vice President and Corporate Secretary

Dated: January 22, 2008

Exhibit Index

Exhibit No.

3.1	Amendment No. 1 to Amended and Restated Bylaws of Royal Gold, Inc.
99.1	Press Release dated January 22, 2008